SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549
                   ----------------------------


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


  Date of Report (Date earliest event reported) April 10, 2000

                 EMBRYO DEVELOPMENT CORPORATION
                 ------------------------------
    (exact name of registrant as specified in its charter)


                           DELAWARE
                 -------------------------------
         (State or other jurisdiction of incorporation)


     0-27028                                  13-3832099
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(Commission File Number)                (IRS Employer Identification
                                                      Number)


      565 Fifth Avenue, New York, NY            10017
    ----------------------------------------    ----------
     (Address of principal executive offices)   (Zip Code)



Registrant's Telephone Number, Including Area Code: (212) 808-0607
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        (Former name or former address, if changed since last
                            report)

Item 4.   Changes in Registrant's Certifying Accountant
-------   ---------------------------------------------

     (a) Moore Stephens, P.C., Registrant's former independent auditors, was dismissed on April 10, 2000. On April 10, 2000, the Board of Directors of Registrant appointed Rothstein, Kass & Company, P.C. as independent auditors of Registrant for the fiscal year ending April 30, 2000.

     (b) During the two most recent fiscal years and interim period subsequent to April 30, 1999, there have been no disagreements with Moore Stephens, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

     (c) Moore Stephens, P.C.'s report on Registrant's financial statements for the past two years was unqualified with an explanatory paragraph relating to Registrant's ability to continue as a going concern.

     (d) The Registrant has requested that Moore Stephens, P.C., furnish it with a letter addresed to the SEC stating whether it agrees with the above statements. A copy of Moore Stephens, P.C.'s letter to the SEC, dated April 11, 2000, is filed as Exhibit 16.1 to the Form 8-K.


Item 7.   Financial Statements, Pro Forma Financial Information
          and Exhibits
-------   ------------------------------------------------------
     (c)  Exhibits.

          16.1  Letter from Moore Stephens, P.C. re Change in
           Certifying Accountant dated April 11, 2000.

                              SIGNATURES
                              ----------



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.



                         EMBRYO DEVELOPMENT CORPORATION



                         By:   /s/ Matthew Harriton
                              ----------------------
                              Matthew Harriton
                              President


Dated:   April 12, 2000